________________________________________________________________________________


                          BLUE RIDGE TOTAL RETURN FUND

________________________________________________________________________________


                     a series of the Blue Ridge Funds Trust






                               Annual Report 1999


                         FOR THE YEAR ENDED NOVEMBER 30





                               INVESTMENT ADVISOR
                         Colonial Asset Management, Inc.
                              359 South Pine Street
                              Post Office Box 1724
                              Spartanburg, SC 29304


                          BLUE RIDGE TOTAL RETURN FUND
                           107 North Washington Street
                             Post Office Drawer 4365
                     Rocky Mount, North Carolina 27803-0365
                                 1-800-525-3863

                          Blue Ridge Total Return Fund






Letter to Shareholders:

     Since assuming management of the Blue Ridge Total Return Fund on April 1, 1999, we have restructured the portfolio to meet the allocation guidelines we have for the Fund. This allocation is a range of 75% to 80% stocks and 20% to 25% bonds/cash. In doing the restructuring, we have bought stocks that are on our equity focus list, which we believe to be leaders in their respective industries.

     As of this writing, the recent tech-led rally continues to surprise investors by its magnitude and duration. However, the breadth of the rally has been poor, with a small number of stocks providing most of the gains. In fact, about 60% of the New York Stock Exchange listed shares are down for the year. Even some blue chips have seen their shares languish, as investors flock to celebrity tech stocks. The Fund is relatively highly weighted in technology, with about 25% of the value in that area.

     Our outlook for 2000 is for the equity market averages to return to more normal returns in the 10% - 12% range. This should be possible, even in the face of probable further Fed tightening in the first quarter, due to continuing growth in earnings. Although the Fed will likely raise interest rates in February, inflation will, in all likelihood, remain benign. That will allow the equity market to make further progress on the upside during the year, as earnings growth stays in the 10% plus range. Any consolidation during the first quarter will be viewed as a buying opportunity.

     We will continue to participate in the equity markets through high quality, large capitalization companies which we believe have good potential for earnings growth, and which are dominant in their markets segments. We will continually monitor the asset allocation to stay within the ranges specified above. Thank you for your confidence as expressed in your investment in the Blue Ridge Total Return Fund. We look forward to further success in the future.

                                             Sincerely,


                                             H. Walter Barre


                                             Barry D. Wynn
                                             Colonial Asset Management

                          BLUE RIDGE TOTAL RETURN FUND

                    Performance Update - $10,000 Investment
        For the period from April 1, 1999 (Commencement of Management by
              Colonial Asset Management, Inc.) to November 30, 1999


             -----------------          ----------------------------------------
                 Blue Ridge                 75% S&P 500 Total Return Index /
             Total Return Fund          25% Lehman Brothers Aggregate Bond Index
             -----------------          ----------------------------------------

  4/1/99         $10,000                               $10,000
 4/30/99          10,161                                10,254
 5/31/99           9,973                                10,049
 6/30/99          10,215                                10,461
 7/31/99           9,910                                10,201
 8/31/99           9,964                                10,161
 9/30/99           9,641                                 9,979
10/31/99          10,234                                10,462
11/30/99          10,477                                10,623


This graph depicts the performance of the Blue Ridge Total Return Fund versus a combined index of 75% S&P 500 Total Return Index and 25% Lehman Brothers Aggregate Bond Index. It is important to note that the Blue Ridge Total Return Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.


Cumulative Total Return

  --------------------
      Since 4/1/99
  --------------------
         4.77%
  --------------------


The graph assumes an initial $10,000 investment at April 1, 1999. All dividends and distributions are reinvested. The period prior to April 1, 1999, during which the Fund was advised by another investment advisor, is not shown in the graph.

At November 30, 1999, the Blue Ridge Total Return Fund would have grown to $10,477 - total investment return of 4.77% since April 1, 1999.

At November 30, 1999, a similar investment in the combined index of 75% S&P 500 Total Return Index and 25% Lehman Brothers Aggregate Bond Index would have grown to $10,623 - total investment return of 6.23% since April 1, 1999.

Past performance is not a guarantee of future results. A mutual fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be worth more or less than the original cost. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of dividends.


                                                    BLUE RIDGE TOTAL RETURN FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - 75.86%

     Aerospace & Defense - 1.28%
           The Boeing Company ......................................................                  2,000               $   81,250
                                                                                                                          ----------

     Beverages - 3.75%
           PepsiCo, Inc. ...........................................................                  3,000                  103,687
           The Coca-Cola Company ...................................................                  2,000                  134,625
                                                                                                                          ----------
                                                                                                                             238,312
                                                                                                                          ----------
     Brewery - 1.53%
           Anheuser-Busch Companies, Inc. ..........................................                  1,300                   97,256
                                                                                                                          ----------

     Chemicals - 0.76%
           Air Products and Chemicals, Inc. ........................................                  1,500                   48,562
                                                                                                                          ----------

     Computers - 3.00%
           EMC Corporation .........................................................                  1,000                   83,813
           International Business Machines .........................................                    500                   51,531
           Seagate Technology, Inc. ................................................                  1,500                   55,500
                                                                                                                          ----------
                                                                                                                             190,844
                                                                                                                          ----------
     Computer Software and Services - 7.99%
        (a)America Online, Inc. ....................................................                  1,600                  116,500
        (a)At Home Corporation .....................................................                  1,000                   48,500
        (a)Cisco Systems, Inc. .....................................................                  2,300                  205,131
        (a)Microsoft Corporation ...................................................                  1,500                  136,570
                                                                                                                          ----------
                                                                                                                             506,701
                                                                                                                          ----------
     Cosmetics & Personal Care - 3.62%
           Colgate-Palmolive Company ...............................................                  2,000                  109,750
           The Gillette Company ....................................................                  3,000                  120,375
                                                                                                                          ----------
                                                                                                                             230,125
                                                                                                                          ----------
     Electronics - 3.74%
           General Electric Company ................................................                  1,100                  143,069
           Hewlett-Packard Company .................................................                  1,000                   94,750
                                                                                                                          ----------
                                                                                                                             237,819
                                                                                                                          ----------
     Electronics - Semiconductor - 4.75%
           Intel Corporation .......................................................                  2,000                  153,375
           Motorola, Inc. ..........................................................                  1,300                  148,525
                                                                                                                          ----------
                                                                                                                             301,900
                                                                                                                          ----------
     Entertainment - 1.32%
           The Walt Disney Company .................................................                  3,000                   83,625
                                                                                                                          ----------

     Financial - Banks, Commercial - 1.71%
           Wachovia Corporation ....................................................                  1,400                  108,675
                                                                                                                          ----------


                                                                                                                         (Continued)

                                                    BLUE RIDGE TOTAL RETURN FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                     Shares                (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

     Financial - Banks, Money Center - 3.96%
           Bank of America .........................................................                  2,000               $  117,000
           Citigroup Inc. ..........................................................                  2,500                  134,687
                                                                                                                          ----------
                                                                                                                             251,687
                                                                                                                          ----------

     Food - Processing - 2.37%
           Campbell Soup Company ...................................................                  2,000                   89,250
           Sara Lee Corporation ....................................................                  2,500                   61,250
                                                                                                                          ----------
                                                                                                                             150,500
                                                                                                                          ----------
     Food - Wholesale - 1.57%
           Wm. Wrigley Jr. Company .................................................                  1,200                   99,825
                                                                                                                          ----------

     Foreign Securities - 3.84%
           Koninklijke (Royal) Philips Electronics N.V. - ADR ......................                    952                  113,764
           Telefonaktiebolaget LM Ericsson - ADR ...................................                  2,700                  130,275
                                                                                                                          ----------
                                                                                                                             244,039
                                                                                                                          ----------
     Household Products & Housewares - 1.79%
           The Procter & Gamble Company ............................................                  1,050                  113,400
                                                                                                                          ----------

     Insurance - Multiline - 1.95%
           American International Group, Inc. ......................................                  1,200                  123,900
                                                                                                                          ----------

     Medical - Biotechnology - 1.43%
           Pfizer, Inc. ............................................................                  2,500                   90,625
                                                                                                                          ----------

     Medical - Hospital Management & Services - 1.64%
           United HealthCare Corporation ...........................................                  2,000                  103,875
                                                                                                                          ----------

     Medical Supplies - 1.96%
           Johnson & Johnson .......................................................                  1,200                  124,500
                                                                                                                          ----------

     Miscellaneous - Manufacturing - 1.20%
           Minnesota Mining and Manufacturing Company ..............................                    800                   76,450
                                                                                                                          ----------

     Office & Business Equipment - 0.43%
           Xerox Corporation .......................................................                  1,000                   27,062
                                                                                                                          ----------

     Oil & Gas - Equipment & Services - 1.13%
           Schlumberger Limited ....................................................                  1,200                   72,075
                                                                                                                          ----------

     Oil & Gas - International - 1.87%
           Exxon Mobile Corporation ................................................                  1,500                  118,969
                                                                                                                          ----------


                                                                                                                         (Continued)

                                                    BLUE RIDGE TOTAL RETURN FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            Value
                                                                                                      Shares               (note 1)
------------------------------------------------------------------------------------------------------------------------------------

COMMON STOCKS - (Continued)

     Pharmaceuticals - 3.95%
           Bristol-Myers Squibb Company ............................................                   1,500              $  109,594
           Merck & Co., Inc. .......................................................                   1,800                 141,300
                                                                                                                          ----------
                                                                                                                             250,894
                                                                                                                          ----------
     Restaurants & Food Services - 1.78%
           McDonald's Corporation ..................................................                   2,500                 112,813
                                                                                                                          ----------

     Retail - Department Stores - 2.00%
           Wal-Mart Stores, Inc. ...................................................                   2,200                 126,775
                                                                                                                          ----------

     Retail - Specialty Line - 2.12%
           The Home Depot, Inc. ....................................................                   1,700                 134,619
                                                                                                                          ----------

     Telecommunications Equipment - 2.30%
           Lucent Technologies, Inc. ...............................................                   2,000                 146,125
                                                                                                                          ----------

     Transportation - Miscellaneous - 1.04%
           United Parcel Service, Inc. .............................................                   1,000                  66,063
                                                                                                                          ----------

     Utilities - Telecommunications - 4.08%
           AT&T Corporation ........................................................                   1,500                  83,906
           Bell South Corporation ..................................................                   2,000                  92,375
           MCI WorldCom, Inc. ......................................................                   1,000                  82,688
                                                                                                                          ----------
                                                                                                                             258,969
                                                                                                                          ----------

           Total Common Stocks (Cost $4,406,180) .........................................................                 4,818,234
                                                                                                                          ----------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Interest          Maturity
                                                                       Principal          Rate              Date
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - 15.34%

           Bank of America ......................................      $ 50,000          6.875 %         02/15/2005           49,538
           Bank of America ......................................        50,000          6.125 %         07/15/2004           48,287
           Bank of America ......................................        50,000          7.750 %         11/10/2014           48,476
           Bank of New York Co. .................................        50,000          7.750 %         09/30/2014           49,293
           Commercial Credit Company ............................        50,000          6.250 %         01/01/2008           46,603
           Duke Capital Corporation .............................       100,000          6.250 %         07/15/2005           94,873
           Ford Motor Credit Company ............................        50,000          6.375 %         10/06/2000           49,932
           Ford Motor Credit Company ............................        50,000          6.000 %         01/14/2003           48,655
           General Electric Capital Corporation .................        50,000          7.500 %         09/22/2009           49,285
           General Electric Capital Corporation .................        50,000          7.250 %         10/13/2009           48,791
           General Motors Acceptance Corporation ................        50,000          6.000 %         02/01/2002           49,092

                                                                                                                         (Continued)

                                                    BLUE RIDGE TOTAL RETURN FUND

                                                      PORTFOLIO OF INVESTMENTS

                                                          November 30, 1999

------------------------------------------------------------------------------------------------------------------------------------
                                                                                        Interest          Maturity
                                                                       Principal          Rate              Date
------------------------------------------------------------------------------------------------------------------------------------

CORPORATE OBLIGATIONS - (Continued)

           General Motors Acceptance Corp. .......................     $ 50,000          6.150 %         04/05/2007       $   46,807
           Lehman Brothers Holdings ..............................       50,000          8.000 %         09/24/2014           49,375
           Merrill Lynch & Company ...............................       50,000          6.000 %         11/15/2004           47,873
           Proctor& Gamble Company ...............................      100,000          6.875 %         09/15/2009           99,450
           SBC Communications ....................................       50,000          6.250 %         03/01/2005           48,375
           The Walt Disney Company ...............................       50,000          6.375 %         03/30/2001           49,848
           Wal-Mart Stores, Inc. .................................       50,000          6.500 %         06/01/2003           49,751
                                                                                                                          ----------

           Total Corporate Obligations (Cost $1,003,867) .................................................                   974,304
                                                                                                                          ----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 8.54%

           Federal Home Loan Bank ................................      100,000          6.500 %         10/19/2009           98,380
           United States Treasury Note ...........................       50,000          5.625 %         02/15/2006           48,477
           United States Treasury Note ...........................       50,000          6.250 %         02/15/2007           49,883
           United States Treasury Note ...........................       50,000          5.500 %         03/31/2003           49,117
           United States Treasury Note ...........................       50,000          5.250 %         05/15/2004           48,305
           United States Treasury Note ...........................       50,000          6.000 %         07/31/2002           49,977
           United States Treasury Note ...........................       50,000          5.750 %         08/15/2003           49,398
           United States Treasury Note ...........................       50,000          6.500 %         10/15/2006           50,570
           United States Treasury Note ...........................       50,000          5.875 %         11/15/2005           49,180
           United States Treasury Note ...........................       50,000          5.625 %         12/31/2002           49,406
                                                                                                                          ----------

           Total U.S. Government and Agency Obligations (Cost $558,150) ..................................                   542,693
                                                                                                                          ----------
                                                                                                    ----------
                                                                                                      Shares
                                                                                                    ----------
INVESTMENT COMPANY - 0.64%

     Evergreen Money Market Treasury Institutional Money
           Market Fund Institutional Service Shares ................................                  40,402                  40,402
           (Cost $40,402)                                                                                                 ----------




Total Value of Investments (Cost $6,008,599 (b)) ...................................                  100.38 %           $6,375,633
Liabilities in Excess of Other Assets ..............................................                   (0.38)%              (24,374)
                                                                                                      ------             ----------
     Net Assets ....................................................................                  100.00 %           $6,351,259
                                                                                                      ======             ==========





                                                                                                                         (Continued)

                                                   BLUE RIDGE TOTAL RETURN FUND

                                                     PORTFOLIO OF INVESTMENTS

                                                         November 30, 1999






     (a)   Non-income producing investment.

     (b)   Aggregate  cost  for  financial  reporting  and  federal  income  tax  purposes  is  the  same.  Unrealized  appreciation
           (depreciation) of investments for financial reporting and federal income tax purposes is as follows:

           Unrealized appreciation .......................................................................               $  542,589
           Unrealized depreciation .......................................................................                 (175,555)
                                                                                                                         ----------

                          Net unrealized appreciation ....................................................               $  367,034
                                                                                                                         ==========


     The following acronym is used in this portfolio:

           ADR - American Depository Receipt































See accompanying notes to financial statements


                                                       BLUE RIDGE TOTAL RETURN

                                                 STATEMENT OF ASSETS AND LIABILITIES

                                                          November 30, 1999


ASSETS
       Investments, at value (cost $6,008,599) ...........................................................               $6,375,633
       Income receivable .................................................................................                   28,363
       Receivable for investments sold ...................................................................                   21,451
       Due from advisor (note 2) .........................................................................                    3,051
                                                                                                                         ----------

            Total assets .................................................................................                6,428,498
                                                                                                                         ----------

LIABILITIES
       Accrued expenses ..................................................................................                   20,558
       Payable for investment purchases ..................................................................                   56,340
       Other payables ....................................................................................                      341
                                                                                                                         ----------

            Total liabilities ............................................................................                   77,239
                                                                                                                         ----------

NET ASSETS
       (applicable to 545,063 NL class shares outstanding; unlimited
        shares of no par value beneficial interest authorized) ...........................................               $6,351,259
                                                                                                                         ==========

NET ASSET VALUE, REDEMPTION AND OFFERING PRICE PER NL CLASS SHARE
       ($6,351,259 / 545,063 shares) .....................................................................                   $11.65
                                                                                                                         ==========

NET ASSETS CONSIST OF
       Paid-in capital ...................................................................................               $6,014,875
       Undistributed net investment oincome ..............................................................                    9,875
       Accumulated net realized loss on investments ......................................................                  (40,525)
       Net unrealized oappreciation on investments .......................................................                  367,034
                                                                                                                         ----------
                                                                                                                         $6,351,259
                                                                                                                         ==========










See accompanying notes to financial statements


                                                       BLUE RIDGE TOTAL RETURN

                                                       STATEMENT OF OPERATIONS

                                                    Year ended November 30, 1999



INVESTMENT INCOME

       Income
            Interest .......................................................................................              $  42,092
            Dividends ......................................................................................                 41,774
                                                                                                                          ---------

                  Total income .............................................................................                 83,866
                                                                                                                          ---------

       Expenses
            Investment advisory fees (note 2) ..............................................................                 35,061
            Fund administration fees (note 2) ..............................................................                  4,140
            Custody fees ...................................................................................                  3,346
            Registration and filing administration fees (note 2) ...........................................                  1,140
            Fund accounting fees (note 2) ..................................................................                 18,000
            Audit fees .....................................................................................                  8,500
            Legal fees .....................................................................................                  5,683
            Securities pricing fees ........................................................................                  3,355
            Shareholder recordkeeping fees .................................................................                  6,000
            Shareholder servicing expenses .................................................................                  3,389
            Registration and filing expenses ...............................................................                  3,445
            Printing expenses ..............................................................................                  3,490
            Trustee fees and meeting expenses ..............................................................                  4,810
            Other operating expenses .......................................................................                  1,863
                                                                                                                          ---------

                  Total expenses ...........................................................................                102,222
                                                                                                                          ---------

                  Less:
                       Expense reimbursements (note 2) .....................................................                (19,096)
                       Investment advisory fees waived (note 2) ............................................                (24,879)
                                                                                                                          ---------

                  Net expenses .............................................................................                 58,247
                                                                                                                          ---------

                       Net investment income ...............................................................                 25,619
                                                                                                                          ---------

REALIZED AND UNREALIZED GAIN ON INVESTMENTS

       Net realized loss from investment transactions ......................................................                (37,982)
       oDecrease in unrealizedo depreciation on investments ................................................                422,894
                                                                                                                          ---------

            Net realized and unrealized ogain on investments ...............................................                384,912
                                                                                                                          ---------

                  Net oincrease in net assets resulting from operations ....................................              $ 410,531
                                                                                                                          =========








See accompanying notes to financial statements

                                                       BLUE RIDGE TOTAL RETURN

                                                 STATEMENTS OF CHANGES IN NET ASSETS




------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Year ended        Period ended
                                                                                                     November 30,       November 30,
                                                                                                         1999              1998(b)
------------------------------------------------------------------------------------------------------------------------------------

INCREASE IN NET ASSETS

     Operations
          Net investment income ..............................................................        $   25,619         $    1,229
          Net realized loss from investment transactions .....................................           (37,982)            (2,543)
          (Decrease) increase in unrealized depreciation on investments ......................           422,894            (55,860)
                                                                                                      ----------         ----------

              Net increase (decrease) in net assets resulting from operations ................           410,531            (57,174)
                                                                                                      ----------         ----------

     Distributions to shareholders from
          Net investment income ..............................................................           (15,744)            (1,229)
                                                                                                      ----------         ----------

     Capital share transactions
          Increase in net assets resulting from capital share transactions (a) ...............         4,324,065          1,690,810
                                                                                                      ----------         ----------

                   Total increase in net assets ..............................................         4,718,852          1,632,407

NET ASSETS

     Beginning of period .....................................................................         1,632,407                  0
                                                                                                      ----------         ----------

     End of period (including undistributed net investment income ............................        $6,351,259         $1,632,407
                    of $9,875 in 1999)                                                                ==========         ==========



(a) A summary of capital share activity follows:


                                                        ----------------------------------------------------------------------------
                                                                         Year ended                           Period ended
                                                                      November 30, 1999                   November 30, 1998 (b)

                                                                  Shares             Value              Shares             Value
                                                        ----------------------------------------------------------------------------

Shares sold ...........................................            547,703         $6,133,477            155,940         $1,690,441
Shares issued for reinvestment
     of distributions .................................              1,441             15,745                107              1,229
                                                                ----------         ----------         ----------         ----------

                                                                   549,144          6,149,222            156,047          1,691,670

Shares redeemed .......................................           (160,051)        (1,825,157)               (77)              (860)
                                                                ----------         ----------         ----------         ----------

     Net increase .....................................            389,093         $4,324,065            155,970         $1,690,810
                                                                ==========         ==========         ==========         ==========



(b) For the period from December 1, 1997 (initial seed date) to November 30, 1998.






See accompanying notes to financial statements


                                                       BLUE RIDGE TOTAL RETURN

                                                        FINANCIAL HIGHLIGHTS

                                           (For a Share Outstanding Throughout the Period)



------------------------------------------------------------------------------------------------------------------------------------
                                                                                               Year ended          Period ended
                                                                                              November 30,         November 30,
                                                                                                  1999                1998(a)
------------------------------------------------------------------------------------------------------------------------------------

Net asset value, beginning of period .................................................            $10.47                $10.00

      Income from investment operations
           Net investment income .....................................................              0.05                  0.02
           Net realized and unrealized gain on investments ...........................              1.16                  0.47 (d)
                                                                                              ----------            ----------

                Total from investment operations .....................................              1.21                  0.49 (b)
                                                                                              ----------            ----------

      Distributions to shareholders from
           Net investment income .....................................................             (0.03)                (0.02)
                                                                                              ----------            ----------

Net asset value, end of period .......................................................            $11.65                $10.47
                                                                                              ==========            ==========


Total return .........................................................................             11.58 %                4.86 %
                                                                                              ==========            ==========


Ratios/supplemental data

      Net assets, end of period ......................................................        $6,351,259            $1,632,407
                                                                                              ==========            ==========

      Ratio of expenses to average net assets
           Before expense reimbursements and waived fees .............................              2.60 %                1.65 % (c)
           After expense reimbursements and waived fees ..............................              1.48 %                1.58 % (c)

      Ratio of net investment income (loss) to average net assets
           Before expense reimbursements and waived fees .............................             (0.47)%                0.03 % (c)
           After expense reimbursements and waived fees ..............................              0.65 %                0.10 % (c)


      Portfolio turnover rate ........................................................             85.51 %              116.16 %



(a)   For the priod from December 15, 1997 (commencement of operations) to November 30, 1998.

(b)   Includes  undistributed  net investment income of $0.00 per share and undistributed net realized gains and unrealized gains of
      $0.00 per share, from December 1, 1997 (initial seed date) through December 15, 1997 (commencement of operations).

(c)   Annualized.

(d)   The amount shown in this caption for a share  outstanding  does not correspond  with the aggregate net realized and unrealized gain (loss) on security transactions for the period ended November 30, 1998 due to the timing of sales and repurchases of fund shares in  relation to  fluctuating  market  values of the  investments  of the fund.  Net  realized  and  unrealized  loss of investments  includes gains of $0.82 per share due to market  appreciation during the period and losses of $0.35 due to market depreciation during the period.


See accompanying notes to financial statements


                          BLUE RIDGE TOTAL RETURN FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 1999


NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES AND OTHER INFORMATION

              The Blue Ridge Total Return Fund (the "Fund") is a diversified series of shares of beneficial interest of the Blue Ridge Funds Trust (the "Trust"). The Trust, an open-ended investment company, was organized on September 30, 1997 as a Delaware Business Trust and is registered under the Investment Company Act of 1940, as amended. The investment objective of the Fund is to seek total return from a combination of capital appreciation and current income. The Fund began operations on December 15, 1997. The following is a summary of significant accounting policies followed by the Fund.

              A. Security Valuation - The Fund's investments in securities are carried at value. Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. New York time on the day of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities for which market quotations are not readily available, if any, are valued by using an independent pricing service or by following procedures approved by the Board of Trustees. Short-term investments are valued at cost which approximates value.

              B. Federal Income Taxes - No provision has been made for federal income taxes since substantially all taxable income has been distributed to shareholders. It is the policy of the Fund to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to make sufficient distributions of taxable income to relieve it from all federal income taxes.

                  Net investment income (loss) and net realized gains (losses) may differ for financial statement and income tax purposes primarily because of losses incurred subsequent to October 31, which are deferred for income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

              C. Investment Transactions - Investment transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income is recorded daily on the accrual basis. Dividend income is recorded on the ex-dividend date.

              D. Distributions to Shareholders - The Fund generally declares dividends quarterly, payable in March, June, September and December, on a date selected by the Trust's Trustees. In addition, distributions may be made annually in December out of net realized gains through October 31 of that year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may make a supplemental distribution subsequent to the end of its fiscal year ending November 30.

              E. Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amount of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimates.

                                                                     (Continued)

                          BLUE RIDGE TOTAL RETURN FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 1999


              F. Options Transactions - The Fund may write put and call options only if such options are considered to be covered. A written call option is considered to be covered when the writer of the call option owns throughout the option period the security on which the option is written. A written put option is considered covered when the writer of the put has deposited and maintained in a segregated account throughout the option period sufficient cash or other liquid assets in an amount equal to or greater than the exercise price of the put option. The Fund may purchase put options and purchase call options only to close open positions.

                  When the Fund writes a covered call or put option, an amount equal to the premium received is included in the statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sales are increased by the premium originally received. If a written put option is exercised, the cost of the security acquired is decreased by the premium originally received. As writer of an option, the Fund has no control over whether the underlying securities are subsequently sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the security underlying the written option.

                  When the Fund purchases a call or put option, an amount equal to the premium paid is included in the Fund's statement of assets and liabilities as an investment, and is subsequently marked-to-market to reflect the current market value of the option. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If the Fund exercises a call the cost of the security acquired is increased by the premium paid for the call. If a Fund exercises a put option, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Written and purchased options are non-income producing securities.


NOTE 2 - INVESTMENT ADVISORY FEE AND OTHER RELATED PARTY TRANSACTIONS

              Pursuant to an investment advisory agreement, Colonial Asset Management (the "Manager") provides the Fund with a continuous program of supervision of the Fund's assets, including the composition of its portfolio, and furnishes advice and recommendations with respect to investments, investment policies and the purchase and sale of securities. Colonial Asset Management became the Fund's advisor on April 1, 1999. Prior to that date, Blue Ridge Advisors, Inc. served as the Fund's Advisor. As compensation for its services, from December 1, 1998 to March 31, 1999 the Blue Ridge Advisors, Inc. received a fee at the annual rate of 1.65% of the first $20 million of the average daily net assets of the Fund and 1.20% of average daily net assets over $20 million. As compensation for its services, beginning April 1, 1999, the Manager receives a fee at the annual rate of 0.750% of the Fund's average daily net assets up to and including $20 million, 0 .625% of the Fund's average daily net assets on the next $30 million, and 0.500% of the Fund's average daily net assets over $50 million. From December 1, 1998 to March 31, 1999, the Manager voluntarily waived a portion of its fee to limit total Fund operating expenses to 1.65% of the average daily net assets of the Fund. Beginning April 1, 1999 the Manager intends to voluntarily waive a portion of its fee to limit total Fund operating expenses to 1.45%. There can be no assurance that the foregoing voluntary fee waiver will continue. The manager has voluntarily waived a portion of its fee amounting to $24,879 ($0.07 per share) and has reimbursed expenses totaling $19,096 for the year ended November 30, 1999.

                                                                     (Continued)

                          BLUE RIDGE TOTAL RETURN FUND

                          NOTES TO FINANCIAL STATEMENTS

                                November 30, 1999



              The Fund's administrator, The Nottingham Company (the "Administrator"), provides administrative services to and is generally responsible for the overall management and day-to-day operations of the Fund pursuant to an accounting and administrative agreement with the Trust. The Administrator was compensated by the Manager and not directly by the Fund from December 1, 1998 to March 31,1999. Beginning April 1, 1999 as compensation for its services, the Administrator receives a fee at the annual rate of 0.125% of the Fund's first $50 million of average daily net assets, 0.10% of average daily net assets of the Fund's next $50 million of average daily net assets, and 0.075% of average daily net assets over $100 million. The Administrator also receives a monthly fee of $2,000 for accounting and recordkeeping services. The Administrator also charges the Fund for certain expenses involved with the daily valuation of portfolio securities.

              North Carolina Shareholder Services, LLC (the "Transfer Agent") serves as the Fund's transfer, dividend paying, and shareholder servicing agent. The Transfer Agent, subject to the authority of the Board of Trustees, provides transfer agency services pursuant to an agreement with the Administrator, which has been approved by the Trust. The Transfer Agent maintains the records of each shareholder's account, answers shareholder inquiries concerning accounts, processes purchases and redemptions of the Fund shares, acts as dividend and distribution disbursing agent, and performs other shareholder servicing functions.

              Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor. The Distributor may sell Fund shares to or through qualified securities dealers or others. With respect to the Class NL shares, the Distributor receives no compensation from the Fund. Certain Trustees and officers of the Trust are also officers of the Manager, the Distributor or the Administrator.


NOTE 3 - COVERED CALL OPTIONS

             The Fund's activity in written options for the year ended November 30, 1999 was as follows:

                                                         Number of     Contracts
                                                         Contracts      Premium
                                                         ---------      -------

             Options outstanding at beginning of period         16      $ 4,898
             Options expired prior to exercise                  16       (4,898)
                                                             -----      -------

             Options outstanding at end of period                0      $     0
                                                             =====      =======


NOTE 4 - PURCHASES AND SALES OF INVESTMENTS

              Purchases  and  sales  of   investments,   other  than  short-term
              investments, aggregated $7,569,503 and $2,938,991, respectively, for the year ended November 30, 1999.

INDEPENDENT AUDITORS' REPORT

To the Board of Trustees of Blue Ridge Funds Trust and Shareholders of Blue Ridge Total Return Fund:

We have audited the accompanying statement of assets and liabilities Blue Ridge Total Return Fund(The "Fund")(a portfolio of Blue Ridge Funds Trust), including the portfolio of investments, as of November 30, 1999 and the related statement of operations for the year then ended, the statement of changes in net assets, and the financial highlights for each of the two years then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned as of November 30, 1999, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Blue Ridge Total Return Fund as of November 30, 1999, the results of its operationsfor the year then ended, the changes in its net assets, and the financial highlights for each of the two years in the period then ended, in conformity with generally accepted accounting principles.


/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP

December 17, 1999